Exhibit 10.76

To:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
Sixth Floor
President Place
Corner of Jan Smuts Avenue and Bolton Road
Rosebank, 2196

	Email:	hermank@net1.com
	Attention:	Herman Kotze

From:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (in its capacity as Arranger, Original Senior Lender and Facility
Agent under the CTA (defined below))

From:	NEDBANK LIMITED (ACTING THROUGH ITS CORPORATE AND INVESTMENT BANKING DIVISION) (in its capacity as Arranger and Original
Senior Lender under the CTA (defined below))

26 July, 2017

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED SENIOR TERM LOAN FACILITIES

1.	BACKGROUND

1.1

We refer to the common terms agreement dated on or about 21 July, 2017 between, amongst others, Net1 Applied Technologies South Africa Proprietary Limited (the Company) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) and Nedbank Limited (acting through its Corporate and Investment Banking division) (as original senior lenders and mandated lead arrangers) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as facility agent) (the CTA).

1.2	This letter is supplemental to and amends the CTA pursuant to clause 34 (Amendments and waivers) of the CTA.

2.	INTERPRETATION

2.1	Capitalised terms defined in the CTA have the same meaning when used in this letter unless expressly defined in this letter.

2.2

The provisions of clause 1.3 (Construction) of the CTA apply to this letter as though they were set out in full in this letter except that references to the CTA are to be construed as references to this letter.

2.3	In this letter, Effective Date means the date on which the Facility Agent notifies the Company that it has received a copy of this letter countersigned by each Obligor.

3.	AMENDMENTS

3.1	The CTA will be amended on and with effect from the Effective Date in accordance with paragraph 3.2 below.

3.2	The CTA will be amended as follows:

3.2.1	deleting Clause 3.1 of the CTA in its entirety and replacing it with the following new Clause 3.1:

"3.1	Purpose

3.1.1	The Borrower shall apply all amounts borrowed by it under Senior Facility A to fund the acquisition of the Cell C Shares and for no other purpose whatsoever.

3.1.2	The Borrower shall apply all amounts borrowed by it under Senior Facility B to fund the acquisition of the Cell C Shares and for no other purpose whatsoever and all amounts borrowed by it under Senior Facility C to:

(a)	fund working capital requirements and general corporate expenditure requirements of the Group;

(b)	fund capital expenditure requirements of the Group; and

(c)	pay costs, fees and expenses incurred by the Borrower in entering into the Finance Documents,

and for no other purpose whatsoever."

3.2.2	deleting Clause 7.6 of the CTA in its entirety and replacing it with the following new Clause 7.6:

"7.6	Mandatory prepayment - Subscription failure

If the Subscription does not occur on the Subscription Date, the Borrower shall repay each Lender's participation in the Senior Facility A Loan and Senior Facility B Loan (together with all other Senior Facility Outstandings due to that Lender) on the earlier of (a) the date upon which the Funds Flow Bank (as defined in the Master Implementation and Funds Flow Agreement) returns the amount deposited in the Net 1 Funds Flow Account (as defined in the Master Implementation and Funds Flow Agreement) to the Borrower under clause 2.3.2 of the Master Implementation and Funds Flow Agreement and (b) the last day of the Interest Period for the Senior Facility A Loan and Senior Facility B Loan following the failure of the Subscription to occur on the Subscription Date."

3.2.3	deleting paragraph 9.3 of Schedule 2 (Conditions precedent) to the CTA its entirety and replacing it with the following new paragraph 9.3:

"9.3	Evidence that an amount of not less than R750,000,000 is standing to the credit of the Net1 Funds Flow Account (as defined in the Master Implementation and Funds Flow Agreement)."

3.2.4	inserting a new paragraph 9.6 after paragraph 9.5 of Schedule 2 (Conditions precedent) to the CTA which reads:

"9.6

Evidence that, following completion of the acquisition of the DNI Shares and the funding by the Borrower of the Net1 Funds Flow Account in an amount of R750,000,000, an aggregate amount of not less than R500,000,000 is standing to the credit of the Obligors (other than Holdco) bank accounts held by them with Nedbank Limited."

4.	UNDERTAKING

If the Subscription does not occur on the Subscription Date, the Borrower shall immediately instruct the Funds Flow Bank (as defined in the Master Implementation and Funds Flow Agreement) to transfer an amount of R1,250,000,000 from the Net1 Funds Flow Account to the bank account of the Facility Agent specified in Clause 30.1.2 (Payment mechanics) of the CTA.

5.	REPRESENTATIONS

Each Obligor confirms to each Finance Party that on the date of this letter and on the Effective Date, all the representations and warranties set out in clause 19 of the CTA:

5.1	are true; and

5.2	would also be true if references to the CTA were construed as references to the CTA as amended by this letter.

Each representation and warranty is applied to the circumstances existing at the time the representation and warranty is made.

6.	GUARANTEE AND SECURITY CONFIRMATION

6.1

Each Guarantor confirms that, notwithstanding the amendments to the CTA effected by this letter, the guarantee and indemnity given under the CTA continues in full force and effect and extends to, and operates as an effective unconditional guarantee of all present and future obligations and liabilities of each Obligor under the Finance Documents.

6.2

Each Obligor confirms that, notwithstanding the amendments to the CTA effected by this letter, the liabilities and obligations arising under the CTA, as amended, shall form part of (but not be limited to) the Security created under the Security Agreements to which that Obligor is party to secure any obligation of any Obligor to a Finance Party under the Finance Documents.

7.	MISCELLANEOUS

7.1	This letter is a Finance Document.

7.2	From the Effective Date, the CTA and this letter will be read and construed as one document.

7.3

Except as expressly otherwise provided in this letter, no amendment, variation or change is made to any Finance Document and all the Finance Documents remain in full force and effect in accordance with their terms.

7.4

Except to the extent expressly waived in this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

8.	COUNTERPARTS

This letter may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one letter. Delivery of an executed scanned counterpart of a signature page of this letter by e-mail shall be effective as delivery of an original executed counterpart hereof.

9.	GOVERNING LAW

This letter is governed by the laws of South Africa.

If you agree to the above, please sign where indicated below.

Yours sincerely,

FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

(in its capacity as Arranger, Original Senior Lender and Facility Agent)

By:

/s/ Christo Welthagen		/s/ Niel van Zyl
Name:	Christo Welthagen	Name:	Niel van Zyl
Date:	26 July 2017	Date:	26 July 2017

NEDBANK LIMITED (ACTING THROUGH ITS CORPORATE AND INVESTMENT BANKING DIVISION)

(in its capacity as Arranger and Original Senior Lender)

By:

/s/ Paul Bailey		/s/ Stuart Harrison
Name:	Paul Bailey	Name:	Stuart Harrison
Date:	26 July 2017	Date:	26 July 2017

We agree to the above.

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

NET1 UEPS TECHNOLOGIES, INC
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

CASH PAYMASTER SERVICES PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

EASYPAY PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

MANJE MOBILE ELECTRONIC PAYMENT SERVICES PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

MONEYLINE FINANCIAL SERVICES PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

NET1 FIHRST HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

NET1 FINANCE HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

NET1 MOBILE SOLUTIONS PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

NET1 UNIVERSAL ELECTRONIC TECHNOLOGICAL SOLUTIONS PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

PRISM HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

PRISM PAYMENT TECHNOLOGIES PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017

RMT SYSTEMS PROPRIETARY LIMITED
By:

/s/ Herman Kotzé
(who warrants his authority)
Name:	Herman Kotzé
Date:	26 July 2017